Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of December 28, 2016 (the “Third Amendment Effective Date”), is among CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.                                    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.                                    The Borrower has advised the Administrative Agent and the Lenders that SB RS Holdings, LLC, a Delaware limited liability company (the “Initial Buyer”), has entered into that certain Purchase and Sale Agreement, dated as of November 21, 2016 (such agreement, without giving effect to any subsequent amendment or modification thereto, the “Initial Silverback Acquisition Agreement”) by and among Silverback Exploration, LLC, a Delaware limited liability company (“Silverback), Silverback Operating, LLC, a Delaware limited liability company (“Silverback Operating” and, collectively with Silverback, the “Seller”) and the Initial Buyer, pursuant to which the Initial Buyer agreed to acquire the “Property” (as defined in the Silverback Acquisition Agreement, herein, the “Silverback Assets”).

C.                                    The Borrower has advised the Administrative Agent that, pursuant to that certain Agreement to Assign, dated as of November 27, 2016 (the “Silverback Acquisition Assignment Agreement”), and the Assignment Agreement, dated as of December 22, 2016 (the “Assignment”), the Initial Buyer has assigned all of its rights, title and obligations under the Initial Silverback Acquisition Agreement to the Borrower (the Initial Silverback Acquisition Agreement, as assigned to the Borrower pursuant to the Silverback Acquisition Assignment Agreement and the Assignment, the “Silverback Acquisition Agreement” and, the acquisition of the Silverback Assets under the Silverback Acquisition Agreement, the “Silverback Acquisition”).

D.                                    The Borrower has advised the Administrative Agent that Centennial Resource Development intends to issue a combination of common and preferred Equity Interests, the proceeds of which will be contributed to the Borrower and will in turn be used by the Borrower to, among other things, finance 100% of the Purchase Price (as defined in the Silverback Acquisition Agreement) payable by the Borrower pursuant to the Silverback Acquisition Agreement.

E.                                     The Borrower has requested that, concurrently with the consummation of the Silverback Acquisition, the Borrowing Base be increased from $200,000,000 to $250,000,000.

F.                                      The Borrower has requested that Citibank, N.A., Deutsche Bank AG, New York Branch and Fifth Third Bank (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Revolving Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

G.                                    The Borrower has requested that the Lenders enter into this Third Amendment to (i) amend the Credit Agreement in certain respects as set forth herein including, without limitation, to amend the annual financial statement reporting requirements and replace Annex I to the Credit Agreement to reflect the addition of the New Lenders as Lenders and (ii) reflect the increase of the Borrowing Base from $200,000,000 to $250,000,000, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Third Amendment Effective Date.

H.                                   The Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to enter into this Third Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Third Amendment.  Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means December 28, 2016.

2.2                               Amended Definitions.  The definition of “Federal Funds Effective Rate” contained in Section 1.02 of the Credit Agreement is hereby amended by inserting “Notwithstanding anything to the contrary contained herein, in no event shall the Federal Funds Effective Rate be less than 0%.” at the end thereof.

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2.3                               Amended and Restated Definitions.  The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.

“S&P” means S&P Global Ratings and any successor thereto that is a nationally recognized rating agency.

2.4                               Amendment to Section 8.01(a).  Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)                                 Annual Financial Statements.  As soon as available, but in any event in accordance with then applicable law and not later than the fifth day after the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act, commencing with the fiscal year ending December 31, 2016, (i) at any time when Centennial Resource Development (A) owns more than 50% of the Equity Interests of the Borrower with ordinary voting power to elect or appoint the managers of the Borrower and is not the Parent and (B) owns no other assets and has no other operations other than those ancillary to its ownership of such Equity Interests, (1)  Centennial Resource Development’s audited consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing or that are otherwise reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Centennial Resource Development and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (2) the Borrower’s consolidated balance sheet and related statements of income and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material

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respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and (ii) at any other time, as soon as available, but in any event in accordance with then applicable law and not later than one hundred twenty (120) days after the end of each fiscal year of the Parent (or, if the Parent or the Borrower is required to file such financial statements with the SEC at such time, on or before the fifth day after the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act), commencing with the fiscal year ending December 31, 2016, the Parent’s audited consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing or that are otherwise reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

2.5                               Amendment to Section 12.03.  Section 12.03 of the Credit Agreement is hereby amended to add thereto the following new clause (e) which shall read in full as follows:

(e) No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, other than to the extent that such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.

Section 3.                                           Replacement of Annex I.  Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each Lender who holds Revolving Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Third Amendment) of all Revolving Loans shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender who holds Revolving Loans in an aggregate amount greater than its Applicable Percentage of all Revolving Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Third Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make

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any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Revolving Loans and adjustments described in this Section 3.

Section 4.                                           Redetermination of Borrowing Base.  The Lenders hereby agree that for the period from and including the Third Amendment Effective Date, but until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.08(e) of the Credit Agreement or Section 8.13(c) of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be increased from $200,000,000 to $250,000,000, which redetermination of the Borrowing Base shall not constitute an Interim Redetermination or Scheduled Redetermination of the Borrowing Base.  This Section 4 constitutes the New Borrowing Base Notice for the redetermination of the Borrowing Base set forth in this Section 4.

Section 5.                                           Conditions Precedent.  The effectiveness of this Third Amendment is subject to the following:

5.1                               Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment from the Credit Parties and each of the Lenders, including the New Lenders.

5.2                               Fees and Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date including, without limitation, the Third Amendment Upfront Fees referred to in Section 5.3 below.

5.3                               Upfront Fee.  The Administrative Agent shall have received, for the account of each Lender whose Revolving Credit Commitment after giving effect to Section 3 hereof and the increase to the Borrowing Base pursuant to Section 4 of this Third Amendment exceeds such Lender’s Revolving Credit Commitment (including if such Revolving Credit Commitment was zero), if any, that was in effect immediately prior to giving effect to Section 3 hereof and the increase to the Borrowing Base pursuant to Section 4 of this Third Amendment, the upfront fees set forth in that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent.

5.4                               Mortgage and Title.  After giving effect to the Silverback Acquisition and any additional title information and Security Instruments delivered by the Credit Parties in connection therewith, the Administrative Agent shall have received satisfactory title information on at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report (as supplemented by any applicable Reserve Report or engineering database delivered to the Lenders prior to the Third Amendment Effective Date relating to the Silverback Assets) and the Mortgaged Properties shall represent at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report (as supplemented by any applicable Reserve Report or engineering database delivered to the Lenders prior to the Third Amendment Effective Date relating to the Silverback Assets).

5.5                               Environmental Review.  The Administrative Agent shall be reasonably satisfied with the environmental condition of the Silverback Assets.

5.6                               Absence of Liens on the Silverback Assets.  The Administrative Agent shall have

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received evidence satisfactory to it (including mortgage releases and UCC-3 financing statement terminations, as applicable) that all Liens on the Silverback Assets (other than Excepted Liens and Liens securing the Indebtedness) have been released or terminated, subject only to the filing of applicable terminations and releases.

5.7                               Closing Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying on behalf of the Borrower: (a) that attached to such certificate are true, accurate and complete copies of the Initial Silverback Acquisition Agreement, the Silverback Acquisition Assignment Agreement, all side letters and each other material agreements and assignments that the Borrower deems to be material in its reasonable discretion (including any assignments and bills of sale) executed and delivered in connection with the Silverback Acquisition (collectively, the “Silverback Acquisition Documents”), which Silverback Acquisition Documents shall be reasonably acceptable to the Administrative Agent, (b) that on the Third Amendment Effective Date, the Borrower is (i) consummating the Silverback Acquisition substantially in accordance with the terms of the Silverback Acquisition Documents (without any material waiver or amendment thereof not otherwise approved by the Administrative Agent including, without limitation, any waiver or amendment of any term, or exercise of any option by the Borrower, that results in the removal of any material Silverback Assets from the Silverback Acquisition) and (ii) acquiring substantially all of the Silverback Assets contemplated by the Silverback Acquisition Documents, (c) as to the final purchase price for the Silverback Assets after giving effect to all adjustments as of the closing date contemplated by the Silverback Acquisition Documents, (d) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the Silverback Acquisition required to be obtained by any Credit Party have been obtained and are in full force and effect, and (e) as to such other related documents and information as the Administrative Agent shall have reasonably requested.

5.8                               Revolving Notes.  The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Lender requesting a Revolving Credit Note in principal amounts equal to its Maximum Revolving Credit Amount (as amended hereby), dated as of the Third Amendment Effective Date.

5.9                               Other. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Section 6.                                           New Lenders.  Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto.  Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.  Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section

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8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7.                                           Miscellaneous.

7.1                               Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2                               Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Third Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Third Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

7.3                               Counterparts.  This Third Amendment may be executed by one or more of the

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parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4                               No Oral Agreement.  THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

7.5                               Governing Law.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6                               Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7                               Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8                               Successors and Assigns.  This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

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The parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE
PRODUCTION, LLC, a Delaware limited
liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC, a
Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE
MANAGEMENT, LLC, a Delaware
limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Brad Elliott
Name:	Brad Elliott
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

COMERICA BANK, as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

DEUTSCHE BANK AG, NEW YORK
BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

ANNEX I

ALLOCATION OF MAXIMUM REVOLVING CREDIT AMOUNTS

Name of Lender	Applicable Revolving Credit Percentage	Maximum Revolving Credit Amount
JPMorgan Chase Bank, N.A.	16.25333334%	$81,266,666.68
Wells Fargo Bank, N.A.	16.25333333%	$81,266,666.66
Comerica Bank	16.25333333%	$81,266,666.66
BMO Harris Bank, N.A.	10.48000000%	$52,400,000.00
Canadian Imperial Bank of Commerce, New York Branch	10.48000000%	$52,400,000.00
U.S. Bank National Association	10.48000000%	$52,400,000.00
Citibank, N.A.	6.60000000%	$33,000,000.00
Deutsche Bank AG, New York Branch	6.60000000%	$33,000,000.00
Fifth Third Bank	6.60000000%	$33,000,000.00
TOTAL	100.00000000%	$500,000,000.00